                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
/   /  Preliminary proxy statement

/ x /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

       Oppenheimer Intermediate Tax-Exempt Bond Fund, a series of
                    Oppenheimer Tax-Exempt Bond Fund
- -------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                         Katherine P. Feld, Esq.
- -------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1) Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
- -------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------
/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the
       offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- -------------------------------------------------------------------------
(1) Amount previously paid:
- -------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- -------------------------------------------------------------------------
(3) Filing Party:
- -------------------------------------------------------------------------
(4) Date Filed:

- -----------------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

                    OPPENHEIMER TAX-EXEMPT BOND FUND
              OPPENHEIMER INTERMEDIATE TAX-EXEMPT BOND FUND
            3410 South Galena Street, Denver, Colorado 80231

              Notice Of Meeting Of Shareholders To Be Held
                              June 28, 1995

To The Class A & Class C Shareholders of
Oppenheimer Intermediate Tax-Exempt Bond Fund

Notice is hereby given that a Meeting of the shareholders of Oppenheimer Tax-Exempt Bond Fund (the "Trust") and a meeting of the Class A and Class C Shareholders of Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof, for the following purposes:

 To be Voted on by Holders of:
Class A Shares   Class C Shares

      X                X           (a) To elect nine Trustees to hold
                                   office until the next meeting of
                                   shareholders called for the purpose of
                                   electing Trustees and until their
                                   successors are elected and shall
                                   qualify;

      X                X           (b) To ratify the selection of
                                   Deloitte & Touche LLP as the
                                   independent certified public
                                   accountants and auditors of the Trust
                                   and the Fund for the fiscal year
                                   beginning October 1, 1994 (Proposal
                                   No. 1);

      X                X           (c) To approve changes in the Fund's
                                   fundamental investment policies on
                                   investing in municipal bonds (Proposal
                                   No. 2);

                       X (d) To approve the Fund's Class C 12b-1 Distribution and Service Plan (Proposal No. 3); and

     X                 X           (e) To transact such other business as
                                   may properly come before the meeting,
                                   or any adjournments thereof.

Shareholders of record at the close of business on April 21, 1995, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

George C. Bowen, Secretary
May 25, 1995
- --------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.
860

                    OPPENHEIMER TAX-EXEMPT BOND FUND
              OPPENHEIMER INTERMEDIATE TAX-EXEMPT BOND FUND
            3410 South Galena Street, Denver, Colorado 80231

                             PROXY STATEMENT

                         Meeting of Shareholders
                        To Be Held June 28, 1995

This statement is furnished to the Class A and Class C shareholders of Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Fund") in connection with the solicitation by the Board of Trustees of Oppenheimer Tax-Exempt Bond Fund (the "Trust") of proxies to be used at a meeting (the "Meeting") of shareholders of the Fund and the Trust to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on June 28, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 25, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended September 30, 1994, call Oppenheimer Shareholder Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund's transfer agent. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

The Fund is one of two series of Oppenheimer Tax-Exempt Bond Fund. The Meeting of this Fund's shareholders includes a meeting of the Class A and Class B shareholders of the other series, Oppenheimer Insured Tax-Exempt Bond Fund. All shareholders of both series vote for the election of Trustees and the ratification of the selection of the independent auditors (Proposal No. 1). Only the shareholders of a series vote on the Proposal to change the fundamental investment policies of that series and only a Class of a series votes on the Proposal to approve the Distribution Plan for that Class.

Shares Outstanding and Entitled to Vote. As of April 21, 1995, the record date, there were: (1) 6,174,145.344 shares of the Fund issued and outstanding, consisting of 5,694,554.950 Class A shares and 479,590.394 Class C shares, and (2) 5,056,334.874 shares of Oppenheimer Insured Tax-Exempt Bond Fund issued and outstanding, consisting of 4,326,943.027 Class A shares and 729,391.847 Class B shares. Each Class A and Class C share of the Fund and each Class A and Class B share of Oppenheimer Insured Tax-Exempt Bond Fund has voting rights as stated in this Proxy Statement, and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date on matters submitted to it for a vote.

As of the record date, no person owned of record or was known by the management of the Trust to be the beneficial owner of 5% or more of the outstanding shares of any class or series of the Trust, or of the Trust, except the following: (1) A.P. McEvoy Jr. Separate Property, P.O. Box 810219, Dallas, TX 75381-0129, which owned 27,178.232 Class C shares of the Fund (equal to approximately 5.66% of the outstanding shares of that class), and (2) NFSC FEBO #OCF-033782 Philip A. Campbell, 12889 Bald Cypress Lane, Naples, FL, which owned 24,021.963 Class C shares of the Fund (equal to approximately 5.00% of the outstanding shares of that class).

                          ELECTION OF TRUSTEES

At the Meeting, nine Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Trust. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholders meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. All Trustees have been elected by shareholders of the Trust. Each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Champion High Yield Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Variable Account Funds, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Limited-Term Government Fund, and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based OppenheimerFunds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based OppenheimerFunds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Trust due to the positions indicated with the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee, Director or Managing General Partner of any of the Denver OppenheimerFunds without a break in service.

As of April 21, 1995, none of the Trustees and officers of the Trust owned any shares of any class of either the Fund or Oppenheimer Insured Tax-Exempt Bond Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Messrs. Fossel and Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Trust listed below.

Name and                        Business Experience
Other Information               During the Past Five Years

William A. Baker                Management Consultant.
first became a
Trustee in 1966.
Age: 80

Charles Conrad, Jr.             Vice President of McDonnell
first became a                  Douglas, Ltd.; formerly associated
Trustee in 1970.                with the National Aeronautics and
Age: 64                         Space Administration.

Raymond J. Kalinowski           Director of Wave Technologies
first became a                  International, Inc.; formerly Vice
Trustee in 1988.                Chairman and a director of A.G.
Age: 65                         Edwards, Inc., parent holding
                                company of A.G. Edwards & Sons,
                                Inc. (a broker-dealer), of which
                                he was a Senior Vice President.

C. Howard Kast                  Formerly Managing Partner of Deloitte
first became a                  Haskins & Sells (an accounting
Trustee in 1988.                firm).
Age: 73

Robert M. Kirchner              President of The Kirchner Company
first became a                  (management consultants).
Trustee in 1963.
Age: 73

Ned M. Steel                    Chartered property and casualty
first became a                  underwriter; director of Visiting
Trustee in 1963.                Nurse Corporation of Colorado;
Age: 79                         formerly Senior Vice President
                                and a director of Van Gilder
                                Insurance Corp. (insurance
                                brokers).

Robert G. Avis*                 Vice Chairman of A.G. Edwards &
first became a                  Sons, Inc. (a broker-dealer) and
Trustee in 1990.                A.G. Edwards, Inc. (its parent
Age: 63                         holding company); Chairman of A.G.
                                Edwards Trust Company (its
                                affiliated trust company).

Jon S. Fossel*                  Chairman, Chief Executive Officer
first became a                  and a director of the Manager;
Trustee in 1990.                President and a director of
Age: 53                         Oppenheimer Acquisition Corporation
                                ("OAC"), parent of the Manager;
                                President and a director of
                                HarbourView Asset Management
                                Corporation ("HarbourView"),
                                an investment adviser subsidiary of
                                the Manager; a director of
                                Shareholder Services, Inc. ("SSI")
                                and Shareholder Financial Services,
                                Inc. ("SFSI"), transfer agent
                                subsidiaries of the Manager;
                                formerly President of the Manager.

James C. Swain*                 Vice Chairman and a director of
first became a                  the Manager; President and a
Trustee in 1969.                director of Centennial Asset
Age: 61                         Management Corporation
                                ("Centennial"), an investment
                                adviser subsidiary of the
                                Manager; formerly Chairman of the
                                Board of SSI.
[FN]
- ----------
*A Trustee who is an "interested person" of the Fund or the Manager under the Investment Company Act.

Vote Required. The affirmative vote of a plurality of the votes cast by shareholders of the Trust without regard to series or class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings and one special meeting of the Board were held in the fiscal year ended September 30, 1994 and all of the Trustees except Mr. Fossel were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company
Act) of the Manager or the Trust. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met six times during the fiscal year ended September 30, 1994 and all members attended at least 75% of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Trust are affiliated with the Manager. They and the Trustees of the Trust who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Trust (excluding Messrs. Fossel and Swain) received the total amounts shown below: (i) from the Fund, during its fiscal year ended September 30, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the second paragraph of this section for services in the positions shown:

<cover>
                                                    Total Compensation
                                   Aggregate        From All
                                   Compensation     Denver-based
Name and Position                  from Fund        OppenheimerFunds  1
Robert G. Avis                       $287               $53,000.00
   Trustee
William A. Baker                     $390               $73,257.01
   Audit and Review Committee
   Chairman and Trustee
Charles Conrad, Jr.                  $378               $68,293.67
   Audit and Review Committee
   Member and Trustee
Raymond J. Kalinowski                $287               $53,000.00
   Trustee
C. Howard Kast                       $287               $53,000.00
   Trustee
Robert M. Kirchner                   $378               $68,293.67
   Audit and Review Committee
   Member and Trustee
Ned M. Steel                         $287               $53,000.00
   Trustee
- --------------------
1For the 1994 calendar year.

Officers of the Trust. Each officer of the Trust is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Trust, including their business experience during the past five years.

Robert E. Patterson, Vice President and Portfolio Manager; Age 51.
     Senior Vice President of the Manager; an officer of other
     OppenheimerFunds.

Caryn Halbrecht, Vice President and Portfolio Manager; Age 38.
     Vice President of the Manager; an officer of other OppenheimerFunds; formerly Vice President of Fixed Income Portfolio Management at Bankers Trust.

Andrew J. Donohue, Secretary; Age: 44.
     Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "the Distributor"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President and Treasurer; Age 58.
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age 46.
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age 36.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an accountant for Yale & Seffinger, P.C., an accounting firm, and previously an accountant and commissions supervisor for Stuart James Company, Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an international mutual fund supervisor for Brown Brothers, Harriman & Co., a bank, and previously a senior fund accountant for State Street Bank & Trust Company.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Trust, if one is held. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust or the Manager, at a meeting held October 13, 1994, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Trust for the fiscal year beginning October 1, 1994. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser, and serves as auditors for the Manager and its subsidiaries. At the Meeting, a resolution will be presented for the Class A and Class C shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

              APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
                           INVESTMENT POLICIES
                            (Proposal No. 2)

If this Proposal is approved the Fund will: (1) change its investment objective to make it more broad, (2) remove numerous other fundamental policies and replace them with non-fundamental policies, (3) change several fundamental policies but have them remain fundamental polices; and
(4) leave other fundamental policies unchanged. If the Proposal is approved the Board of Trustees will change the name of the Trust to Oppenheimer Tax-Exempt Fund and the name of the Fund to Oppenheimer Intermediate Tax-Exempt Fund, as discussed below.

The Proposal. Many of the Fund's current investment policies, as described in its current prospectus, are fundamental policies, which means that they cannot be changed without the prior approval of the Fund's shareholders. These fundamental policies limit the Fund's flexibility to respond to varying market, economic and other conditions, and the Proposal is to change the Fund's investment objective and to rescind all fundamental policies except as described below.

A.   The Funds Investment Objective.

The Fund's current investment objective is "seeking a high level of current income exempt from Federal income tax through the purchase of investment grade securities." If the Proposal is approved the Fund's investment objective will become "seeking a high level of current income exempt from Federal income tax." The investment objective will remain a fundamental policy.

B.   Current Fundamental Policies.

Currently, the Fund must invest at least 80% of its total assets in investment-grade municipal securities, the interest on which is not subject to Federal individual income tax ("Municipal Securities"), and must invest at least 65% of its total assets in investment-grade municipal bonds. Municipal bonds generally have a maturity of one year or more. Investment-grade securities include: (1) in the case of long-term debt, those securities rated "AAA" through "BBB" by Standard & Poor's Corporation or "Aaa" through "Baa" by Moody's Investors Service, Inc., (2) in the case of short-term securities, "SP-1+" through "SP-2" by Standard
& Poor's or "MIG-1" through "MIG-4" by Moody's, or (3) in the case of tax-exempt commercial paper, "A-1+" through "A-2" by Standard & Poor's or "Prime-1" through "Prime-2" by Moody's. The Fund may also invest in unrated securities judged by the Manager to be of comparable quality to municipal securities rated as investment grade.

The Fund may temporarily invest up to 20% of its total assets in taxable securities for liquidity purposes, and may invest more than 20% of its assets in taxable securities for temporary defensive purposes. The Fund will normally not invest more than 20% of its total assets in Municipal Securities issued to benefit a private user (the interest on which may be subject to Federal alternative minimum tax). In addition, the Fund may not invest more than 25% of its total assets in taxable commercial paper and certificates of deposit.

In addition, the Fund may buy and sell financial futures contracts that relate to interest rates and municipal bond indices, and it may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on "delayed delivery" basis. The Fund may not enter into futures contracts or purchase related options on futures contracts if initial margin plus the amount paid for unexpired options on futures contracts exceeds 5% of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options if more than one-third of its total assets would be needed to do so. Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of more than three years but not more than ten years.

If this Proposal is approved, the foregoing fundamental investment policies will be revoked and replaced by the non-fundamental policies described under part C., below.

Additional fundamental restrictions on the Fund, which will become non-fundamental policies if this Proposal is approved, prohibit the Fund from: (1) purchasing or retaining securities if as a result the Fund would have more than 5% of its total assets invested in securities of private issuers having a record of less than three years' continuous operation (such period may include the operation of predecessor companies or enterprises) or in industrial development bonds if the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessors), unless the security is rated by a nationally-recognized rating service; (2) investing more than 25% of its assets in a single industry (the Fund may, from time to time, invest more than 25% of its total assets in a particular segment of the Municipal Securities market, however, the Fund will not invest more than 25% of its total assets in industrial revenue bonds in a single industry); or (3) investing in common stock or any warrants related thereto.

C.   Non-Fundamental Policies to be Adopted by the Board of Trustees.

If the Proposal is approved, the Board will adopt the following non-fundamental policies.

The Fund will under normal market conditions invest at least 80% of its total assets in investment-grade Municipal Securities. "Investment grade" securities are those rated - or are determined by the Manager to be of comparable quality to those rated - within the four highest rating categories of Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or other rating organizations. The Fund will no longer be required to invest at least 65% of its total assets in investment-grade municipal bonds. As noted above, municipal bonds generally have a maturity of one year or more. A portfolio made up primarily of longer-term Municipal Securities is generally more sensitive to changes in interest rates than a portfolio of securities with varying maturities.

Under normal market conditions, no more than 20% of the Fund's total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable CDs and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis. Under normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity of more than three years but not more than ten years.

The Fund may purchase put and call options and other hedging instruments, but: (i) the Fund may not purchase options if, as a result, the aggregate value of all outstanding options exceeds 5% of the Fund's total assets;
(ii) the Fund may not write covered call options which, at the time of purchase, would require delivery of securities in excess of 20% of the value of its total assets; (iii) the Fund will not enter into futures and options thereon, whether long, short or a combination thereof, for non-bona fide hedging purposes if the aggregate initial margins and premiums exceed 5% of its total assets; and (iv) the Fund may not enter into swap transactions with regard to more than 50% of its total assets and only with respect to securities owned by the Fund. The Fund will be permitted to invest in commodities and commodity contracts, although the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

D.   Fundamental Policies That Will Change but Remain Fundamental.

If the Proposal is approved the following fundamental policies will change as indicated, and will remain fundamental policies.

Current Policies. The Fund cannot purchase or sell real estate, commodities or commodity contracts, except to the extent that Municipal Securities the Fund may invest in are considered to be interests in real estate, and except to the extent that options and futures contracts the Fund may trade are considered to be commodities or commodity contracts.

The Fund will not make loans, except that the Fund may purchase or hold debt obligations in accordance with its other investment policies that are fundamental policies (and it may enter into repurchase transactions and it may lend its portfolio securities in amounts not exceeding 5% of the total assets of the Fund if such loans are collateralized by cash or U.S. Government Securities equal at all times to at least 100% of the value of the securities loaned, including accrued interest).

The Fund cannot purchase securities on margin; however, the deposit of initial or variation margin by the Fund in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Proposed Policies. The Fund cannot invest in real estate, but this shall not prevent the Fund from investing in Municipal Instruments or other permissible securities or instruments secured by real estate or interests thereon.

The Fund will not make loans, except that the Fund may purchase or hold debt obligations, repurchase agreements and other instruments and securities it is permitted to own and may lend its portfolio securities and other investments it owns.

The Fund cannot purchase securities, or other instruments, on margin; however, the Fund may invest in options, futures, options on futures and similar instruments and may make margin deposits and payments in connection therewith.

E.   Fundamental Investment Policies Which Will Not Change.

The Fund has other fundamental investment policies which will not be changed. These policies are listed in the Fund's current Prospectus and Statement of Additional Information under the heading Investment Restrictions. The investment policies in the Prospectus which will not change are restrictions: number (1) with respect to borrowing; number (4) regarding concentration of investments in securities of one issuer; and number (5) regarding diversification of investments.

The investment policies in the Statement of Additional Information which will not change are restrictions: number (2) regarding oil and gas investments; number (4) regarding short sales; number (5) regarding underwriting securities; number (6) regarding investing in securities of other investment companies; number (7) regarding investment for control purposes; and number (8) regarding purchases of securities in which officers and Board members of the Trust and the Manager have an interest.

Other Changes to the Fund. If the Proposal is approved the Board of Trustees will change the name of the Fund to "Oppenheimer Intermediate Tax-Exempt Fund." If a similar proposal to the shareholders of Oppenheimer Insured Tax-Exempt Bond Fund is approved, the Board of Trustees will change the name of the Trust to "Oppenheimer Tax-Exempt Trust."

Analysis. At a meeting of the Fund's Board of Trustees held on February 28, 1995, the Manager presented to the Board the issue of: revoking certain fundamental policies, making other fundamental policies non-fundamental, and adopting certain non-fundamental investment policies, all as outlined above. The Manager also presented to the Board the advantages and risks associated with the proposed non-fundamental investment policies. The Manager noted that non-fundamental policies give the Board the flexibility to approve further revisions in response to market, economic and other conditions, without shareholder approval (and the associated costs of proxy solicitation).

If this Proposal is approved, the Fund will be able to invest in a broader range of securities within the context of a higher quality portfolio. The Fund's investment adviser believes that, from time to time, investment opportunities exist elsewhere in which the Fund should be able to participate. In addition, a portfolio made up primarily of longer-term securities is generally very sensitive to changes in interest rates, and therefore the Fund's net asset value is presently particularly susceptible to declines in a rising interest rate environment. Allowing the Fund's portfolio managers to invest in securities of varying maturities will permit them to attempt to decrease the sensitivity of the portfolio to interest rate changes. The Trustees approved and recommended, subject to shareholder approval, the change in fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding Class A and Class C voting securities of the Fund is required for approval of the proposed changes in the Fund's fundamental investment policies; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (1) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If this Proposal is not approved, the Fund's investment objective and other fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.

            APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                     AND SERVICE PLAN AND AGREEMENT
                            (Proposal No. 3)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on December 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class C shares pursuant to Rule 12b-1 of the Investment Company Act.

At meetings of the Board of Trustees held February 28, 1995 and April 18, 1995, the Manager proposed the adoption of a new Distribution and Service Plan and Agreement (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." After consideration of materials submitted by the Manager and the Distributor on February 28, 1995, the Board requested additional material which was provided to the Board for its consideration and review at a meeting held on April 18, 1995. The Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the current 12b-1 plans or in any related agreements ("Independent Trustees"), approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class C shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.

Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C Shares outstanding to reimburse the Distributor for its expenses in rendering other services in connection with the distribution of the Fund's Class C shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters.

The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class C shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class C shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class C Shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution expenses.

Other distribution assistance rendered by the Distributor and Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, and providing such other information and services in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request. The Proposed Plan further provides that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class C Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class C shares of the Fund. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding. Under the Current Plan, the Distributor uses the asset-based sales charge to recoup the sales commissions it paid, the advances of the service fee payments it made, and its financing costs. Under the Proposed Plan, the asset-based sales charge is paid to compensate the Distributor for its services described above for the Fund. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for more than one year.

The Distributor and the Fund anticipate that under the Current Plan it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor and from the contingent deferred sales charge deducted from redemption proceeds for Class C shares redeemed within 12 months after their purchase, as described in the Fund's prospectus.

The Proposed and Current Plans contain a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the service fee and asset-based sales charge could be continued by the Board after termination.

Additional Information. The Current Plan has the effect of increasing annual expenses of Class C Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. The Proposed Plan would have the effect of increasing annual expenses of Class C Shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended September 30, 1994 were $39,120 (1.00% on an annualized basis of the Fund's average net assets represented by Class C Shares during that period), which the Distributor paid in its entirety as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

If the Class C shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Each of the Proposed Plan and Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under either Plan, the Board of Trustees may determine that no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. An investor may purchase Class A shares and pay a front-end sales charge, or an investor may purchase Class C shares without a front-end sales charge but which are subject to a 1% contingent deferred sales charge if redeemed within 12 months after their purchase. This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Distributor identified two main difficulties with the Current Plan. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other OppenheimerFunds. Frequently, a shareholder will enter into a number of exchanges.

The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses among the funds as exchanges occur. Under a reimbursement type plan, accurate recording of such expenses may be important so that one Fund is not burdened with expenses for which it no longer has the assets.

It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class C shares issued by the Fund in exchanges for other OppenheimerFunds and in a reorganization with another mutual fund.

The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other OppenheimerFund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the proposed Plan will remain subject to the limits imposed on asset-based sales charges by the NASD.

The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also discussed.

The Board also recognized that current shareholders who purchased Class C shares may have reasonably expected to pay the asset-based charge each year although they may also have reasonably expected that the Fund's payments would reimburse the Distributor sooner. The level of annual payments by the Fund under the Proposed Plan will not increase over the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time if whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made. The Distributor will provide more extensive annual reports to the Board which set forth the Distributor's allocated expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

The Board concluded that it is likely that because the Proposed Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Proposed Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Proposed Plan should help Fund assets increase to reach breakpoints in the investment advisory fee rate. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shares and shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes, and redemptions may increase administrative and transfer agent costs. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class C shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C voting securities is required for approval of the Proposed Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Proposed Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                         ADDITIONAL INFORMATION

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $34 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Jon S. Fossel and James C. Swain) serve as Trustees of the Trust. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since October 1, 1993, the only transaction by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC was by Mr. Fossel, who sold 12,662 shares of Class B OAC common stock to MassMutual for $791,248, for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

                    RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.
                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,

George C. Bowen, Secretary
May 25, 1995

                                                              Exhibit A

               DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
WITH
OPPENHEIMER FUNDS DISTRIBUTOR, INC.
FOR CLASS C SHARES OF
OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND


     DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ___ day of June, 1995, by and between OPPENHEIMER TAX-EXEMPT FUND (the "Trust") for the account of its OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written distribution plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   Payments for Distribution Assistance and Administrative Support
Services.

     (a) The Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the aggregate amount (i) of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter.
In addition, the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

     A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III,
Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the
Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

     4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund or the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

     5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide at least quarterly a written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

     6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on April 18, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class C shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares dated
December 1, 1993. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

     8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Trust and the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Trust and the Fund.

                         OPPENHEIMER TAX-EXEMPT FUND
                         for the account of its
                         OPPENHEIMER INTERMEDIATE TAX-EXEMPT FUND



                         By: ____________________________________
                             Robert G. Zack,
                             Assistant Secretary


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                         By:____________________________________
                            Katherine P. Feld
                            Vice President & Secretary



OFMI/860C.DEF

Oppenheimer Tax-Exempt Bond Fund
Oppenheimer Intermediate Tax-      Proxy for Shareholders Meeting To
Exempt Bond Fund - Class A         Be Held June 14, 1995
Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

     Oppenheimer Intermediate Tax-Exempt Bond Fund - Class A Shares
         Proxy For Shareholders Meeting To Be Held June 14, 1995

     The undersigned shareholder of Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Tax-Exempt Bond Fund and of the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)

Oppenheimer Intermediate Tax-      Proxy for Shareholders Meeting To
Exempt Bond Fund - Class A         Be Held June 14, 1995
Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                       860

Oppenheimer Tax-Exempt Bond Fund
Oppenheimer Intermediate Tax-      Proxy for Shareholders Meeting To
Exempt Bond Fund - Class C         Be Held June 14, 1995
Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                                   Please mark your proxy on the reverse
                                   side, date and sign it, and return it
                                   promptly in the accompanying envelope,
                                   which requires no postage if mailed in
                                   the United States.

                                   Please detach at perforation before
                                   mailing.

     Oppenheimer Intermediate Tax-Exempt Bond Fund - Class C Shares
         Proxy For Shareholders Meeting To Be Held June 14, 1995

     The undersigned shareholder of Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Rendle Myer and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Oppenheimer Tax-Exempt Bond Fund and of the Fund to be held June 14, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR the election of all nominees for Trustee and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                  (over)
                                                                     862

Oppenheimer Intermediate Tax-      Proxy for Shareholders Meeting To
Exempt Bond Fund - Class C         Be Held June 14, 1995
Shares

Your shareholder                   Your prompt response can save your
vote is important!                 Fund money.

                                   Please vote, sign and mail your proxy
                                   ballot (this card) in the enclosed
                                   postage-paid envelope today, no matter
                                   how many shares you own.  A majority
                                   of the Fund's shares must be
                                   represented in person or by proxy.
                                   Please vote your proxy so your Fund
                                   can avoid the expense of another
                                   mailing.

                                   Please detach at perforation before
                                   mailing.

1.  Election of Trustees

    ____ For all nominees listed          _____ Withhold authority
         except as marked to the                vote for all nominees
         contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)           (H)

      C. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____

3. Approval of the proposed changes in fundamental investment policies (Proposal No. 2)

    For ____             Against ____            Abstain ____

4. Approval of the proposed Class C 12b-1 Distribution and Service Plan (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                    Dated: _______________________, 1995
                                            (Month)      (Day)
                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
                                                                     862

                                        May 1995



Dear Oppenheimer Intermediate Tax-Exempt Bond Fund Class A shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 80% of its total assets in investment grade municipal securities. Currently, the Fund shall invest at least 65% of its assets in investment grade bonds. Municipal bonds are generally considered to have maturities of one year or more. A portfolio made up primarily of such longer-term securities is generally more sensitive to changes in interest rates than a portfolio of securities with varying maturities. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various maturities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

                                        May 1995



Dear Oppenheimer Intermediate Tax-Exempt Bond Fund Class C shareholder:

     We have scheduled a shareholder meeting on June 28, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

- -    Election of Trustees.  There are nine Trustees up for reelection on
     June 14. You will find detailed information on the members of the Board in the enclosed proxy statement.

- -    Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -    Change in Certain Fundamental Investment Policies.  The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest at least 80% of its total assets in investment grade municipal securities. Currently, the Fund shall invest at least 65% of its assets in investment grade bonds. Municipal bonds are generally considered to have maturities of one year or more. A portfolio made up primarily of such longer-term securities is generally more sensitive to changes in interest rates than a portfolio of securities with varying maturities. The investment adviser firmly believes the ability to diversify the Fund's assets in securities of various maturities may help protect your investment against volatility, as well as potentially add to your investment return over time.

- -    Changes in Distribution Plan Contracts for Class C Shares.
     Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry and is not expected to increase fund expenses materially under normal circumstances. Any distribution costs in excess of that rate will be the responsibility of the distributor.

     Please contact your financial advisor or call at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   Jon S. Fossel

Broker/Dealer Tax-Exempt Funds Reorganization

Dear Financial Advisor:

At the beginning of 1995, we proclaimed a highly optimistic outlook for the municipal bond market. Based on the first four months, we're off to a strong start--a welcome change following the turbulent market conditions we all experienced in 1994.

A difficult year like 1994 necessitates a careful evaluation of investment policies. At OppenheimerFunds, we've been taking a hard look at the policies of our tax-exempt funds, and we believe that now is the time to make some important changes.

Last year when higher-grade municipal securities underperformed, the ability to diversify holdings became critical to managing long-term investment returns and short-term volatility. Many high-quality tax-exempt funds have the flexibility to invest a portion, often up to 25% or more, of assets in non-investment-grade securities. In 1994, funds with this flexibility were able to diversify and protect assets when the municipal market got tough.

Although none of us want to experience another year like 1994, we do want to be prepared to best address all market conditions. Therefore, broadening our investment flexibility, particularly with respect to quality and maturity, is more critical than ever.

Accordingly, we have recommended and, each Fund's Board of Trustees has approved, several proposed changes to OppenheimerFunds tax-exempt funds. These proposed changes are outlined on the following page. Some of these changes affect the Fund's fundamental investment policies, and therefore require shareholder approval. Shareholders of Oppenheimer New York Tax-Exempt Fund, Oppenheimer Pennsylvania Tax- Exempt Fund, Oppenheimer Intermediate Tax-Exempt Bond Fund and Oppenheimer Insured Tax-Exempt Bond Fund will receive proxy material in which that approval is being sought. We ask your help in encouraging your clients to vote in favor of these proposed changes. Other changes are non-fundamental, and do not require shareholder approval. Shareholders will receive new prospectuses or prospectus supplements as these changes take effect.

If you would like a copy of the supplements or proxies, or if you have any questions regarding the proposed changes, please call your Regional Sales Representative at 1-800-255-2750. If you are a brokerage representative in New Jersey, Delaware or New York State area, please call
1-800-848-5487.  Financial Institution representatives, please call
1-800-255-2770.

As always, we value your continued support. And, we strongly believe that you and your clients will benefit from these proposed changes.

Sincerely,


Tilghman G. Pitts III

For Broker/Dealer Use Only. This material has been prepared by Oppenheimer Funds Distributor, Inc. for dealer information only and may not be reproduced or shown to members of the public or used orally or in written form as sales literature. OppenheimerFunds are distributed by Oppenheimer Funds Distributor, Inc. Two World Trade Center, New York, NY 10048-0203.

(To be produced in chart format)

Summary of Proposed Changes To
Oppenheimer Tax-Exempt Funds


The Boards of Trustees of the Funds have approved several proposed changes to Oppenheimer Tax-Exempt Funds as shown at right.

Some of these proposed changes affect the Funds' fundamental investment policies, and require shareholder approval. You will be advised of the outcome of these shareholder meetings when information is available.

Changes that are not fundamental do not require shareholder approval. Shareholders will receive new prospectuses or prospectus supplements as these changes take effect.


     Fundamental/Shareholder Approval Required
     Non-Fundamental


Column Headings For Chart In This Order (Left To Right):

     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Tax-Free Bond Fund
     Oppenheimer Insured Tax-Exempt Bond Fund
     Oppenheimer Intermediate Tax-Exempt Bond Fund



Change in Investment Policies

Broaden the Fund's investment flexibility by allowing the Fund to invest:

- -    Up to 25% of assets in below-investment-grade securities.

     On chart: Fundamental - NY, PA
               Non-Fundamental - CA TEF, FL TEF, NJ TEF, Tax-Free BF


At least 65% of assets in insured municipal securities, versus the current requirement that at least 65% be in insured municipal bonds; also allow up to 10% of assets in non-investment-grade debt securities.

     On Chart: Fundamental - Insured


At least 80% of assets in investment-grade municipal securities, versus the current requirement that at least 80% be in investment-grade municipal securities and at least 65% be in investment-grade municipal bonds.

     On Chart: Fundamental - Intermediate


Elimination of Policy Restrictions

Eliminate restrictions required under prior Pennsylvania law.

     On Chart: Fundamental - PA


New 12b-1 Plan for Class B and C Shares


Currently, the Fund's distributor is reimbursed for a portion of its expenses by demonstrating actual distribution costs. If approved, the distributor will be compensated with a flat fee (as a percentage of net assets) at the same rate as the current plan. This change is not expected to materially increase fund expenses under normal circumstances. Any distribution costs in excess of this rate will be the responsibility of the distributor.

     On Chart: Fundamental - NY, PA, Insured, Intermediate


Election of Trustees and Ratification of Auditors

     On Chart: Fundamental - NY, Insured, Intermediate



For broker/dealer use only. This material has been prepared for dealer information only, has not been filed with the NASD, and may not be reproduced or shown to members of the public or used orally or in written form as sales literature. OppenheimerFunds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.